                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                       PROVIDENT BANKSHARES CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:



Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                             PROVIDENT BANKSHARES
                             --------------------
                                  CORPORATION

                       PROVIDENT BANKSHARES CORPORATION
                                 (NASDAQ:PBKS)

        .  Total assets of $5.1 billion as of December 31, 1999

        . Second largest commercial bank chartered in Maryland ranked by by total asset size

        . Major presence in dynamic Baltimore-Washington corridor as well as Northern Virginia; 83 banking offices

        .  25 consecutive quarterly increases in core earnings

        .  Book value at December 31, 1999: $10.76 per share

                           FOURTH QUARTER FINANCIAL
                                  HIGHLIGHTS

     .  Reported EPS of $0.44, an increase of 16% from 1998 fourth quarter

     .  Net income increased 14.2% to $11.5 million

     . Non-interest income (excluding securities gains and mortgage activity) increased 9.9%

     .  Efficiency Ratio improved to 61.46%

                            FOURTH QUARTER RESULTS


($ in thousands, except per share data)           4Q99       4Q98     Growth
                                                  ----       ----     ------

Net Income                                      $11,530    $ 10,100    14.2%

Earnings Per Share                                $0.44     $  0.38    15.8%

Return on Assets                                  0.91%       0.85%

Return on Common Equity                          14.62%      13.99%

Net Interest Margin                               3.27%       2.99%

                                     1999
                             FINANCIAL HIGHLIGHTS

          .   Double digit earnings growth of 13.1%

          .   Growth in earnings per share of 13.6%

          .   Growth in average deposits of 11.7%

          .   Growth in non-interest income of 13.2%

          .   Exceeded EPS consensus estimate of $1.65 by $.02

          .   Improved operating efficiency by 3.6%

                                     1999
                           PERFORMANCE FOR THE YEAR

($ in thousands, except per share data)           1999      1998    Growth
                                                  ----      ----    ------
Net Income                                      $44,150   $39,030    13.1%
Earnings Per Share                                $1.67     $1.47    13.6%
Return on Assets                                  0.90%     0.90%
Return on Common Equity                          14.61%    13.99%
Net Interest Margin                               3.13%     3.12%

                            RETAIL GROWTH STRATEGY

 . Increasing market share with "hub and spoke" strategy

 . In-store branches provide convenience with prime locations, extended hours

 . In-store partners include Wal-Mart, Shoppers Food Warehouse and Metro Foods

 . Traditional branches support network with drive-in banking, safe deposit services and expanded commercial capabilities

 . Provides platform to grow Commercial and Real Estate customer base

                            RETAIL GROWTH STRATEGY

                 [MAP OF RETAIL GROWTH STRATEGY AREA APPEARS HERE]

         Baltimore City/Baltimore County
         . Household Growth - 1.9%
         . Average Income - $61,500
         . Average Property Value - $103,000

         Montgomery County/Northern Virginia
         . Household Growth - 4.6%
         . Average Income - $79,600
         . Average Property Value - $174,000

                         INCREASE DEPOSIT MARKET SHARE

                     Percent of Maryland Commercial Banks

                           [BAR GRAPH APPEARS HERE]

             1993    1994    1995    1996    1997    1998    1999
             ----    ----    ----    ----    ----    ----    ----
             3.1%    3.3%    3.7%    4.3%    4.6%    5.1%    5.9%

                          COMPETITION - MARKET SHARE

                           [BAR GRAPH APPEARS HERE]


                          All    Bank of   Sun   Chevy              First
                 PBKS    First   America  Trust  Chase  Mercantile  Union
                 -----   -----   -------  -----  -----  ----------  -----
      1998        5.1%   11.4%    16.1%    9.0%   7.0%     3.5%      7.9%
      1999        5.9%   11.7%    16.3%    8.6%   7.1%     3.2%      6.9%

                             INVESTMENT HIGHLIGHTS

          . Valuable franchise in highly attractive markets

          . Enhancing franchise value while improving profitability

          . Well positioned in markets served

          . Highly experienced senior management team

          . Enhancing shareholder value

          . Asset quality

                             VALUABLE FRANCHISE IN
                           HIGHLY ATTRACTIVE MARKETS

   . 83 Branches as of December 31, 1999

   . Branches located in metropolitan Baltimore, affluent Maryland suburbs of Washington, D.C., Southern Pennsylvania and Northern Virginia

                           ENHANCING FRANCHISE VALUE
                         WHILE IMPROVING PROFITABILITY

 . Partnerships with Wal-Mart, Shoppers Food Warehouse and Metro Foods allowing cost effective expansion into prime locations

 . Break-even on in-store locations: 18 months on average

 . Traditional branches support in-store

 . Branch expansion will support commercial calling effort

                              WELL POSITIONED IN
                                MARKETS SERVED

          . Large enough to provide a full range of services
            - Commercial lending
            - Cash Management services
            - Provident Investment Center, Inc.
            - Internet Banking
            - Leasing companies

          . Small enough to be flexible in a world of financial giants
            - Local decision makers

                            E-COMMERCE CAPABILITIES

                      [PICTURE OF BUILDING APPEARS HERE]

          . Web site
            - Open accounts
            - Loan applications
            - Mortgage loans

          . PC Banking

          . Internet Banking

          . Debit Cards
            - Retail and commercial

                              HIGHLY EXPERIENCED
                                MANAGEMENT TEAM


                     [MANAGEMENT FLOW CHART APPEARS HERE]


                                Peter M. Martin
                            Chief Executive Officer

 . 33 years banking experience
 . CEO: April 1998
 . President of Provident Bank: February 1990 - April 1998


                               Richard J. Oppitz
                              Office of the Chair

 . 28 years banking experience with executive positions in retail banking, commercial lending and credit administration
 . 6 years with Provident Bank
 . 16 years with Equitable Bank, Baltimore, Maryland


                                Gary N. Geisel
                              Office of the Chair

 . 29 years banking experience with executive positions in retail banking . 5 years with Equitable Bank, Baltimore, Maryland
 . 7 years with Citizens Bank, Laurel, Maryland


                                 John F. Novak
                              Office of the Chair

 . 26 years banking experience
 . 13 years with Equitable Bank, Baltimore, Maryland, as Senior Vice President in charge of Consumer Lending

                          ENHANCING SHAREHOLDER VALUE

             . 25 consecutive quarters of dividend increases

             . 25 consecutive quarters of increased core earnings

             . Stock buy-back strategy

                                 ASSET QUALITY



       ALLOWANCE TO LOANS                           NON-PERFORMING TO LOANS

1995   1996   1997   1998   1999               1995   1996   1997   1998   1999
----   ----   ----   ----   ----               ----   ----   ----   ----   ----
1.57%  1.35%  1.36%  1.38%  1.26%              0.90%  0.84%  0.36%  0.37%  0.91%


    NET CHARGE OFFS TO LOANS                           ALLOWANCE TO NON-PERFORMING

1995   1996   1997   1998   1999                 1995     1996     1997     1998     1999
----   ----   ----   ----   ----                ------   ------   ------   -------  -------
0.06%  0.35%  0.14%  0.21%  0.40%               174.41%  161.29%  374.07%  371.10%  137.60%

                          LOANS OUTSTANDING 12/31/99

                           [PIE GRAPH APPEARS HERE]

Consumer        Commercial      Commercial Real Estate     Residential Mortgage
--------        ----------      ----------------------     --------------------
  70%               11%                   12%                       7%

                                COMMERCIAL LOAN
                               PORTFOLIO BY SIC

                           [PIE GRAPH APPEARS HERE]


Agriculture,                                                              Transportation
Forestry &                                                                   & Public            Wholesale
Fishing            Mining          Construction         Manufacturing        Utilities             Trade
-----------        ------          ------------         -------------     --------------         ---------
  0.10%            0.00%              6.10%                 5.90%              2.50%               2.50%


                        Finance,
                      Insurance &                           Public
Retail Trade          Real Estate        Services       Administration    Non-Classifiable
------------          -----------        --------       --------------    ----------------
   3.20%                46.70%            27.60%             0.10%             5.10%

                                PROVIDENT BANK





                                   FINANCIAL
                                   STRENGTH

                        STRATEGIC FINANCIAL OBJECTIVES

 . Sustainable Quality Revenue

 . EPS Growth

 . Increasing Returns on Invested Capital

                             STABILITY OF EARNINGS

                             [CHART APPEARS HERE]


CAPITAL MARKETS
                1st Qtr 96    2nd Qtr 96    3rd Qtr 96    4th Qtr 96    1st Qtr 97    2nd Qtr 97   3rd Qtr 97   4th Qtr 97
10 Year US          6.33%         6.71%         6.70%         6.42%         6.90%         6.50%        6.10%        5.74%
2 Year US           5.76%         6.11%         6.10%         5.87%         6.42%         6.07%        5.78%        5.65%
3 Month LIBOR       5.47%         5.58%         5.63%         5.56%         5.77%         5.78%        5.77%        5.81%

                1st Qtr 98    2nd Qtr 98    3rd Qtr 98    4th Qtr 98    1st Qtr 99    2nd Qtr 99   3rd Qtr 99   4th Qtr 99
                    6.65%         5.45%         4.42%         4.65%         5.24%         5.78%        5.88%        6.44%
                    5.56%         5.47%         4.27%         4.53%         4.99%         5.51%        5.60%        6.21%
                    5.71%         5.69%         5.31%         5.07%         5.00%         5.37%        6.08%        6.00%

EARNINGS PER SHARE
                1st Qtr 96    2nd Qtr 96    3rd Qtr 96    4th Qtr 96    1st Qtr 97    2nd Qtr 97   3rd Qtr 97   4th Qtr 97
EPS                0.253         0.263         0.281         0.298         0.307         0.313        0.345        0.333

                1st Qtr 98    2nd Qtr 98    3rd Qtr 98    4th Qtr 98    1st Qtr 99    2nd Qtr 99   3rd Qtr 99
                   0.352         0.362         0.371         0.381          0.39          0.42         0.43

NET INTEREST INCOME
                1st Qtr 96    2nd Qtr 96    3rd Qtr 96    4th Qtr 96    1st Qtr 97    2nd Qtr 97   3rd Qtr 97   4th Qtr 97
NII              $21,789       $22,880       $23,478       $23,882       $29,786       $30,709      $31,351      $31,603

                1st Qtr 98    2nd Qtr 98    3rd Qtr 98    4th Qtr 98    1st Qtr 99    2nd Qtr 99   3rd Qtr 99   4th Qtr 99
                 $32,049       $32,458       $32,931       $33,163       $34,021       $36,703      $37,954      $39,325

RETURN ON EQUITY
                1st Qtr 96    2nd Qtr 96    3rd Qtr 96    4th Qtr 96    1st Qtr 97    2nd Qtr 97   3rd Qtr 97   4th Qtr 97
ROE                11.81         12.16         12.35         12.64         13.17         12.28         12.7         13.9

                1st Qtr 98    2nd Qtr 98    3rd Qtr 98    4th Qtr 98    1st Qtr 99    2nd Qtr 99   3rd Qtr 99
                   14.11         14.02         13.86         13.91         14.28         15.42         16.2


                                  NET INCOME

                           [LINE GRAPH APPEARS HERE]

Net Income
             4Q93        1Q94       2Q94       3Q94       4Q94       1Q95      2Q95      3Q95
              2.1         2.5        2.6        2.9        3.4        3.6       3.7       4.4

             4Q95        1Q96       2Q96       3Q96       4Q96       1Q97      2Q97      3Q97       4Q97
              4.8         5.1        6.4        6.8        5.4        7.7       7.9         8        8.7

             1Q98       2Q98       3Q98       4Q98       1Q99       2Q99      3Q99      4Q99
                9        9.3        9.7       10.1       10.3       10.9      11.3      11.5


                         GROWTH IN EARNINGS PER SHARE


                     1995    1996    1997    1998    1999
                     ----    ----    ----    ----    ----
                    $0.88   $1.02   $1.30*  $1.47   $1.67

*exclusive of merger related expenses

                            RETURN ON COMMON EQUITY

                           [BAR GRAPH APPEARS HERE]

                 1994    1995    1996    1997    1998    1999
                 ----    ----    ----    ----    ----    ----
                  9.6%   10.9%   11.4%   13.3%   14.0%   14.6%

                               EFFICIENCY RATIO

                           [BAR GRAPH APPEARS HERE]

        1996    1997    1998    1999*
        ----    ----    ----    ----
PBKS   66.76    65.3    65.8    63.4
PEER   57.72   56.72   55.91   55.74

Branch Expansion
1996: 44 Branches
1997: 66 Branches
1998: 68 Branches
1999: 83 Branches

* Note: Peer through Sept. 1999

                             CONSERVATIVE BALANCE
                               SHEET MANAGEMENT

                           . Strong internal growth

                           . Acquired loan strategy
                             . Alternate Investment
                             . Seasoned staff
                             . Broker/dealer relationships
                             . Strong returns

                                AVERAGE ASSETS

                                ($ in billions)

                           [BAR GRAPH APPEARS HERE]

                     1995    1996    1997    1998    1999
                     ----    ----    ----    ----    ----
                    $2.96   $3.32   $3.65   $4.35   $4.91

Annualized growth rate 12.8%

                                 AVERAGE LOANS

                                ($ in billions)

                           [BAR GRAPH APPEARS HERE]

                     1995    1996    1997    1998    1999
                     ----    ----    ----    ----    ----
                    $1.82   $2.02   $2.44   $2.88   $3.26

Annualized growth rate 13.2%

                                 CORE DEPOSITS

                                ($ in billions)

                           [BAR GRAPH APPEARS HERE]

                     1995    1996    1997    1998    1999
                     ----    ----    ----    ----    ----
                    $2.05   $2.28   $2.74   $3.41   $3.81

Annualized growth rate 11.7%

                             INVESTMENT HIGHLIGHTS


 .    Valuable franchise in highly attractive markets

 .    Enhancing franchise value while improving profitability

 .    Well positioned in markets served

 .    Highly experienced senior management team

 .    Enhancing shareholder value

 .    Asset quality

                             PROVIDENT BANKSHARES
                            ----------------------
                                  CORPORATION